AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JANUARY 31, 2017

TO THE

PROSPECTUS DATED FEBRUARY 29, 2016

AS SUPPLEMENTED JANUARY 27, 2017

AI INTERNATIONAL FUND
(Ticker Symbols: IMSSX, IIESX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE.

•        Effective immediately, Charles McNally is added as a portfolio manager to the AI International Fund.  On page 20 of the prospectus, in the sub-section “Portfolio Management”, the table is deleted and replaced as follows:

Manager Name	Primary Title	Firm	Managed the Fund Since
Nic Wherry	Associate Portfolio Manager	Manifold Partners LLC	2016
Jim Creighton	Head, Manifold Cluster Analysis & Chief Investment Officer	Manifold Partners LLC	2016
Charles McNally	Chief Portfolio Strategist of RiskX Investments, LLC	RiskX Investments, LLC	2017

•        On page 52 of the prospectus, in the sub-section “Portfolio Managers”, the heading and paragraph given below should be added:

AI International Fund, American Independence Large Cap Growth Fund and American Independence JAForlines Global Tactical Allocation Fund

Charles McNally. Mr. McNally joined RiskX Investments as Chief Portfolio Strategist in early 2013. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed-income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B. in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

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